EXHIBIT 99.7
                                 ------------

                            Collateral Term Sheet.

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2

---------------------------------------------------------------------------------------------------------------------------------
                                           Number      Aggregate       Percent       Average
                                               of        Current      of Loans      Original      W.A.    Min.    W.A.    Max.
                                         Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO    FICO
Original Balance                            Loans        Balance       Balance       Balance    Coupon   Score   Score   Score
---------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                              56    $21,321,506        12.80%      $383,390    5.495%     665     732     805
400,001 - 500,000                              80     35,904,083         21.56       448,889     5.494     660     743     809
500,001 - 600,000                              54     29,679,992         17.82       549,664     5.478     670     733     795
600,001 - 700,000                              32     21,050,564         12.64       657,830     5.526     669     746     798
700,001 - 800,000                              15     11,288,648          6.78       752,631     5.518     661     743     798
800,001 - 900,000                              13     10,999,783          6.60       846,137     5.582     700     749     792
900,001 - 1,000,000                            29     28,535,720         17.13       984,031     5.325     678     749     797
1,200,001 - 1,300,000                           1      1,286,986          0.77     1,286,986     5.250     753     753     753
1,400,001 - 1,500,000                           3      4,487,000          2.69     1,495,667     5.709     730     762     791
1,900,001 - 2,000,000                           1      2,000,000          1.20     2,000,000     5.750     712     712     712
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        284   $166,554,283       100.00%      $587,019    5.481%     660     742     809
---------------------------------------------------------------------------------------------------------------------------------
Average:  $587,019.39
Lowest:  $360,000.00
Highest:  $2,000,000.00
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
Original Balance                              LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
300,001 - 400,000                          50.76%     78.22%    94.16%         360            0
400,001 - 500,000                           27.87      74.48     80.00         360            0
500,001 - 600,000                           40.36      76.20     90.00         360            0
600,001 - 700,000                           30.34      72.39     80.00         360            0
700,001 - 800,000                           51.29      75.78     80.00         360            0
800,001 - 900,000                           75.00      79.63     80.00         360            0
900,001 - 1,000,000                         35.10      68.78     80.00         360            0
1,200,001 - 1,300,000                       49.50      49.50     49.50         360            0
1,400,001 - 1,500,000                       53.57      57.29     60.00         360            0
1,900,001 - 2,000,000                       40.00      40.00     40.00         359            1
-----------------------------------------------------------------------------------------------
Total:                                     27.87%     73.38%    94.16%         360            0
-----------------------------------------------------------------------------------------------
Average:  $587,019.39
Lowest:  $360,000.00
Highest:  $2,000,000.00
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 1 of 8

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2

---------------------------------------------------------------------------------------------------------------------------------
                                           Number      Aggregate       Percent       Average
                                               of        Current      of Loans      Original      W.A.    Min.    W.A.    Max.
                                         Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO    FICO
Cut-Off Balance                             Loans        Balance       Balance       Balance    Coupon   Score   Score   Score
---------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                               1       $223,126         0.13%      $369,032    5.375%     759     759     759
300,001 - 400,000                              55     21,098,380         12.67       383,651     5.497     665     731     805
400,001 - 500,000                              80     35,904,083         21.56       448,889     5.494     660     743     809
500,001 - 600,000                              54     29,679,992         17.82       549,664     5.478     670     733     795
600,001 - 700,000                              32     21,050,564         12.64       657,830     5.526     669     746     798
700,001 - 800,000                              15     11,288,648          6.78       752,631     5.518     661     743     798
800,001 - 900,000                              13     10,999,783          6.60       846,137     5.582     700     749     792
900,001 - 1,000,000                            29     28,535,720         17.13       984,031     5.325     678     749     797
1,200,001 - 1,300,000                           1      1,286,986          0.77     1,286,986     5.250     753     753     753
1,400,001 - 1,500,000                           3      4,487,000          2.69     1,495,667     5.709     730     762     791
1,900,001 - 2,000,000                           1      2,000,000          1.20     2,000,000     5.750     712     712     712
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        284   $166,554,283       100.00%      $587,019    5.481%     660     742     809
---------------------------------------------------------------------------------------------------------------------------------
Average:  $586,458.74
Lowest:  $223,125.89
Highest:  $2,000,000.00
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                                              W.A.
                                             Min.       W.A.      Max.   Remaining         W.A.
                                         Original   Original  Original     Term to         Loan
Cut-Off Balance                               LTV        LTV       LTV    Maturity          Age
-----------------------------------------------------------------------------------------------
200,001 - 300,000                         80.00%     80.00%    80.00%         359            1
300,001 - 400,000                          50.76      78.20     94.16         360            0
400,001 - 500,000                          27.87      74.48     80.00         360            0
500,001 - 600,000                          40.36      76.20     90.00         360            0
600,001 - 700,000                          30.34      72.39     80.00         360            0
700,001 - 800,000                          51.29      75.78     80.00         360            0
800,001 - 900,000                          75.00      79.63     80.00         360            0
900,001 - 1,000,000                        35.10      68.78     80.00         360            0
1,200,001 - 1,300,000                      49.50      49.50     49.50         360            0
1,400,001 - 1,500,000                      53.57      57.29     60.00         360            0
1,900,001 - 2,000,000                      40.00      40.00     40.00         359            1
-----------------------------------------------------------------------------------------------
Total:                                    27.87%     73.38%    94.16%         360            0
-----------------------------------------------------------------------------------------------
Average:  $586,458.74
Lowest:  $223,125.89
Highest:  $2,000,000.00
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 2 of 8

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2

----------------------------------------------------------------------------------------------------------------------------------
                         Number      Aggregate        Percent      Average
                             of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.       W.A.
                       Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original   Original
Coupon                    Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV        LTV
----------------------------------------------------------------------------------------------------------------------------------
4.125                         1       $365,851          0.22%     $365,851    4.125%     699     699     699     80.00%     80.00%
4.375                         4      2,275,892           1.37      568,973     4.375     702     736     752      70.00      76.65
4.500                         4      1,910,100           1.15      477,525     4.500     706     753     809      66.65      77.38
4.625                         4      3,125,250           1.88      781,313     4.625     700     747     761      35.10      62.20
4.750                         7      4,349,520           2.61      621,360     4.750     721     748     792      55.56      74.08
4.875                         9      4,904,497           2.94      545,002     4.875     684     732     774      65.66      77.74
5.000                        14      7,688,324           4.62      549,250     5.000     698     744     798      69.51      77.33
5.125                        12      7,311,520           4.39      609,293     5.125     704     740     786      55.56      73.09
5.250                        22     14,005,378           8.41      636,838     5.250     660     739     791      49.50      72.46
5.375                        36     21,298,575          12.79      595,731     5.375     669     742     798      40.00      75.00
5.500                        40     24,414,609          14.66      610,406     5.500     680     746     806      30.34      70.36
5.625                        47     26,575,973          15.96      565,466     5.625     673     751     793      27.87      73.54
5.750                        35     19,428,020          11.66      555,115     5.750     665     738     798      40.00      72.99
5.875                        26     14,848,926           8.92      571,159     5.875     687     728     805      44.73      74.99
6.000                         8      6,372,223           3.83      796,528     6.000     708     765     797      30.79      69.62
6.125                         5      2,409,900           1.45      481,980     6.125     700     713     743      75.26      78.52
6.250                         6      2,564,825           1.54      427,471     6.250     670     728     801      68.94      77.90
6.375                         2      1,294,900           0.78      647,450     6.375     717     722     732      79.07      79.69
6.500                         1        760,000           0.46      760,000     6.500     661     661     661      80.00      80.00
7.500                         1        650,000           0.39      650,000     7.500     736     736     736      48.51      48.51
----------------------------------------------------------------------------------------------------------------------------------
Total:                      284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%     73.38%
----------------------------------------------------------------------------------------------------------------------------------
W.A.:  5.481
Lowest:  4.125
Highest:  7.500
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                       W.A.
                           Max.   Remaining         W.A.
                       Original     Term to         Loan
Coupon                      LTV    Maturity          Age
--------------------------------------------------------
4.125                    80.00%         360            0
4.375                     80.00         360            0
4.500                     80.00         360            0
4.625                     77.94         360            0
4.750                     80.00         360            0
4.875                     90.00         360            0
5.000                     80.00         359            1
5.125                     80.00         360            0
5.250                     90.00         360            0
5.375                     94.16         360            0
5.500                     80.00         360            0
5.625                     80.00         360            0
5.750                     90.00         360            0
5.875                     80.00         360            0
6.000                     90.00         360            0
6.125                     80.00         360            0
6.250                     88.62         359            1
6.375                     80.00         360            0
6.500                     80.00         360            0
7.500                     48.51         360            0
--------------------------------------------------------
Total:                   94.16%         360            0
--------------------------------------------------------
W.A.:  5.481
Lowest:  4.125
Highest:  7.500
--------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 3 of 8

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
Credit Score                  Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
800 - 849                         4     $1,751,300          1.05%     $437,825    5.478%     801     805     809     56.06%
750 - 799                       109     66,553,130          39.96      611,947     5.477     750     772     798      27.87
700 - 749                       152     88,795,034          53.31      584,208     5.480     700     724     749      30.34
650 - 699                        19      9,454,819           5.68      497,915     5.509     660     680     699      63.93
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------
W.A.:  742
Lowest:  660
Highest:  809
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Credit Score                    LTV       LTV    Maturity          Age
----------------------------------------------------------------------
800 - 849                    69.14%    80.00%         360            0
750 - 799                     72.64     90.00         360            0
700 - 749                     73.57     94.16         360            0
650 - 699                     77.64     80.00         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------
W.A.:  742
Lowest:  660
Highest:  809
----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
Loan Purpose                  Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
Purchase                        213   $126,872,584         76.17%     $596,357    5.448%     665     743     806     35.10%
R/T Refi                         47     27,492,554          16.51      585,093     5.532     660     742     809      30.34
C/O Refi                         24     12,189,146           7.32      507,921     5.706     661     730     789      27.87
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Loan Purpose                    LTV       LTV    Maturity          Age
----------------------------------------------------------------------
Purchase                     75.42%    94.16%         360            0
R/T Refi                      68.71     88.62         360            0
C/O Refi                      62.75     80.00         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 4 of 8

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
Property Type                 Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
Single Family                   150    $89,418,948         53.69%     $597,126    5.464%     665     741     809     27.87%
PUD                              97     58,217,461          34.95      600,261     5.487     660     744     805      40.00
Condominium                      35     17,777,874          10.67      507,981     5.525     680     737     801      53.53
2-4 Family                        2      1,140,000           0.68      570,000     5.731     763     767     772      60.49
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Property Type                   LTV       LTV    Maturity          Age
----------------------------------------------------------------------
Single Family                72.49%    94.16%         360            0
PUD                           73.80     90.00         360            0
Condominium                   77.10     90.00         360            0
2-4 Family                    64.41     67.36         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
State                         Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
California                      153    $92,758,817         55.69%     $606,296    5.536%     661     740     806     27.87%
Florida                          21     13,392,500           8.04      637,738     5.474     706     747     805      55.56
Virginia                         19      9,903,432           5.95      521,233     5.331     699     752     797      30.79
Nevada                           19      9,825,803           5.90      517,209     5.368     687     743     790      65.69
New Jersey                        8      4,871,809           2.93      609,060     5.653     678     739     791      53.57
Other                            64     35,801,922          21.50      561,795     5.387     660     741     809      30.34
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
State                           LTV       LTV    Maturity          Age
----------------------------------------------------------------------
California                   73.21%    90.00%         360            0
Florida                       75.33     80.00         360            0
Virginia                      71.59     80.00         360            0
Nevada                        76.41     80.00         360            0
New Jersey                    70.36     80.00         360            0
Other                         73.20     94.16         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 5 of 8

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
Occupancy Status              Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
Primary                         251   $148,539,562         89.18%     $592,418    5.483%     660     741     809     27.87%
Secondary                        33     18,014,721          10.82      545,954     5.459     678     747     798      53.57
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Occupancy Status                LTV       LTV    Maturity          Age
----------------------------------------------------------------------
Primary                      73.13%    94.16%         360            0
Secondary                     75.50     90.00         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate       Percent       Average
                                 of        Current      of Loans      Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal  by Principal     Principal     Gross    FICO    FICO    FICO   Original
Original LTV                  Loans        Balance       Balance       Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00                     1       $425,000         0.26%      $425,000    5.625%     766     766     766     27.87%
30.01 - 40.00                     5      5,104,000          3.06     1,020,800     5.450     712     743     789      30.34
40.01 - 50.00                     6      4,533,985          2.72       755,664     5.801     702     737     763      40.36
50.01 - 60.00                    17     13,610,598          8.17       800,647     5.496     704     755     806      50.76
60.01 - 70.00                    31     17,929,391         10.76       578,405     5.416     689     750     805      60.49
70.01 - 80.00                   217    122,010,574         73.26       562,987     5.475     660     740     809      70.12
80.01 - 90.00                     6      2,540,735          1.53       423,456     5.610     703     723     763      88.62
90.01 - 100.00                    1        400,000          0.24       400,000     5.375     701     701     701      94.16
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283       100.00%      $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------
W.A.:  73.38%
Lowest:  27.87%
Highest:  94.16%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Original LTV                    LTV       LTV    Maturity          Age
----------------------------------------------------------------------
20.01 - 30.00                27.87%    27.87%         359            1
30.01 - 40.00                 36.99     40.00         360            0
40.01 - 50.00                 46.32     49.50         360            0
50.01 - 60.00                 55.83     60.00         360            0
60.01 - 70.00                 66.69     70.00         360            0
70.01 - 80.00                 78.61     80.00         360            0
80.01 - 90.00                 89.67     90.00         360            0
90.01 - 100.00                94.16     94.16         359            1
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------
W.A.:  73.38%
Lowest:  27.87%
Highest:  94.16%
----------------------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 6 of 8

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
Scheduled Remaining Term      Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
355 - 360                       284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------
W.A.:  359.7 months
Lowest:  356 months
Highest:  360 months
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Scheduled Remaining Term        LTV       LTV    Maturity          Age
----------------------------------------------------------------------
355 - 360                    73.38%    94.16%         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------
W.A.:  359.7 months
Lowest:  356 months
Highest:  360 months
----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
Gross Margin                  Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
2.250                           281   $164,622,839         98.84%     $586,403    5.482%     660     742     809     27.87%
2.625                             1        972,021           0.58      973,191     5.000     790     790     790      69.51
2.750                             1        370,160           0.22      371,799     5.500     725     725     725      80.00
2.875                             1        589,263           0.35      589,263     6.000     716     716     716      90.00
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------
W.A.:  2.256%
Lowest:  2.250%
Highest:  2.875%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Gross Margin                    LTV       LTV    Maturity          Age
----------------------------------------------------------------------
2.250                        73.33%    94.16%         360            0
2.625                         69.51     69.51         359            1
2.750                         80.00     80.00         356            4
2.875                         90.00     90.00         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------
W.A.:  2.256%
Lowest:  2.250%
Highest:  2.875%
----------------------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 7 of 8

Global Structured Finance                                          284 records
                                                          Balance: 166,554,283
                                  CWMBS 05-11
                                  Group 1 & 2


------------------------------------------------------------------------------------------------------------------------------
                             Number      Aggregate        Percent      Average
                                 of        Current       of Loans     Original      W.A.    Min.    W.A.    Max.       Min.
                           Mortgage      Principal   by Principal    Principal     Gross    FICO    FICO    FICO   Original
Maximum Rate (ARMs)           Loans        Balance        Balance      Balance    Coupon   Score   Score   Score        LTV
------------------------------------------------------------------------------------------------------------------------------
9.625                             1       $800,000          0.48%     $800,000    4.625%     761     761     761     77.94%
9.875                             2        851,447           0.51      425,723     5.985     750     751     752      68.94
10.000                            2        966,850           0.58      483,425     5.485     705     730     746      80.00
10.125                            4      2,006,691           1.20      501,673     4.943     699     759     786      62.95
10.250                           11      7,673,844           4.61      698,081     5.279     660     752     791      49.50
10.375                           19     10,893,640           6.54      573,446     5.166     678     737     774      50.76
10.500                           24     14,006,780           8.41      583,684     5.364     680     751     809      40.36
10.625                           35     21,253,863          12.76      607,279     5.516     673     755     793      27.87
10.750                           29     17,694,691          10.62      610,196     5.504     665     740     798      40.00
10.875                           21     12,164,686           7.30      579,296     5.472     684     728     774      44.73
11.000                           18     10,959,284           6.58      608,914     5.352     698     753     798      30.79
11.125                           10      6,030,680           3.62      603,068     5.185     700     729     758      55.56
11.250                           14      7,617,609           4.57      544,115     5.360     678     731     801      70.26
11.375                           22     13,115,727           7.87      602,802     5.408     669     745     798      40.00
11.500                           20     12,317,929           7.40      615,896     5.500     701     742     796      30.34
11.625                           15      7,647,360           4.59      509,824     5.625     682     738     788      56.02
11.750                           11      5,181,702           3.11      471,064     5.750     705     735     773      79.95
11.875                           14      7,588,737           4.56      542,139     5.875     687     731     805      67.76
12.000                            3      2,509,263           1.51      836,421     6.000     716     758     797      80.00
12.125                            4      2,049,900           1.23      512,475     6.125     700     715     743      75.26
12.250                            2        953,600           0.57      476,800     6.250     670     694     726      79.98
12.375                            1        860,000           0.52      860,000     6.375     717     717     717      80.00
12.500                            1        760,000           0.46      760,000     6.500     661     661     661      80.00
13.500                            1        650,000           0.39      650,000     7.500     736     736     736      48.51
------------------------------------------------------------------------------------------------------------------------------
Total:                          284   $166,554,283        100.00%     $587,019    5.481%     660     742     809     27.87%
------------------------------------------------------------------------------------------------------------------------------
W.A.:  11.004%
Lowest:  9.625%
Highest:  13.500%
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                     W.A.
                               W.A.      Max.   Remaining         W.A.
                           Original  Original     Term to         Loan
Maximum Rate (ARMs)             LTV       LTV    Maturity          Age
----------------------------------------------------------------------
9.625                        77.94%    77.94%         360            0
9.875                         72.29     75.26         360            0
10.000                        83.34     88.62         360            0
10.125                        74.23     80.00         360            0
10.250                        66.13     80.00         360            0
10.375                        74.17     80.00         360            0
10.500                        70.45     80.00         359            1
10.625                        70.39     80.00         360            0
10.750                        70.75     80.00         360            0
10.875                        74.47     90.00         360            0
11.000                        71.55     80.00         360            0
11.125                        73.55     80.00         360            0
11.250                        79.55     90.00         360            0
11.375                        76.11     94.16         360            0
11.500                        71.34     80.00         360            0
11.625                        77.21     80.00         360            0
11.750                        80.76     90.00         360            0
11.875                        77.60     80.00         360            0
12.000                        82.35     90.00         360            0
12.125                        78.26     80.00         360            0
12.250                        79.99     80.00         360            0
12.375                        80.00     80.00         360            0
12.500                        80.00     80.00         360            0
13.500                        48.51     48.51         360            0
----------------------------------------------------------------------
Total:                       73.38%    94.16%         360            0
----------------------------------------------------------------------
W.A.:  11.004%
Lowest:  9.625%
Highest:  13.500%
----------------------------------------------------------------------


-----------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
-----------------------------------------------------------------------------
Banc of America Securities LLC                                    Page 8 of 8